                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     January 16, 2003


                           EAGLE-PICHER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      333-49957               13-3989553
 ----------------------------          ------------          -------------------
 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

         11201 North Tatum Boulevard Suite 110, Phoenix, Arizona 85028
         -------------------------------------------------------------
         (Address of principal executive offices)             Zip Code


Registrant's telephone number, including area code    602-923-7200


                                (Not Applicable)
          (Former Name Or Former Address, If Changed Since Last Report)

                         TABLE OF ADDITIONAL REGISTRANTS



                                                 Jurisdiction of                           IRS Employer
                                                Incorporation or      Commission File     Identification
         Name                                     Organization             Number             Number
         ----                                       --------            ------------        ----------
Eagle-Picher Industries, Inc.                       Ohio                333-49957           31-0268670
Daisy Parts, Inc.                                   Michigan            333-49957-02        38-1406772
Eagle-Picher Development Co., Inc.                  Delaware            333-49957-03        31-1215706
Eagle-Picher Far East, Inc.                         Delaware            333-49957-04        31-1235685
Eagle-Picher Minerals, Inc.                         Nevada              333-49957-06        31-1188662
Eagle-Picher Technologies, LLC                      Delaware            333-49957-09        31-1587660
Hillsdale Tool & Manufacturing Co.                  Michigan            333-49957-07        38-0946293
EPMR Corporation (f/k/a Michigan                    Michigan            333-49957-08        38-2185909
   Automotive Research Corp.)


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
ITEM 5.  OTHER EVENTS

         Eagle-Picher Holdings, Inc. issued the attached press release on January 16, 2003 regarding preliminary unaudited fiscal year 2002 results and the outlook for fiscal year 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                EAGLE-PICHER HOLDINGS, INC.





                                                /s/ Thomas R. Pilholski
                                                Thomas R. Pilholski
                                                Senior Vice President and
                                                Chief Financial Officer



DATE   January 16, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                EAGLE-PICHER INDUSTRIES, INC.





                                                /s/ Thomas R. Pilholski
                                                Thomas R. Pilholski
                                                Senior Vice President and
                                                Chief Financial Officer




DATE   January 16, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        DAISY PARTS, INC.





                                                        /s/ Tom B. Scherpenberg
                                                        Tom B. Scherpenberg
                                                        Treasurer



DATE   January 16, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EAGLE-PICHER DEVELOPMENT COMPANY, INC.



                                          /s/ Tom B. Scherpenberg
                                          Tom B. Scherpenberg
                                          Treasurer



DATE   January 16, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     EAGLE-PICHER FAR EAST, INC.



                                                     /s/ Tom B. Scherpenberg
                                                     Tom B. Scherpenberg
                                                     Treasurer



DATE   January 16, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     EAGLE-PICHER MINERALS, INC.



                                                     /s/ Tom B. Scherpenberg
                                                     Tom B. Scherpenberg
                                                     Treasurer



DATE   January 16, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  EAGLE-PICHER TECHNOLOGIES, LLC





                                                  /s/ Bradley J. Waters
                                                  Bradley J. Waters
                                                  Vice President and
                                                  Chief Financial Officer



DATE   January 16, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              HILLSDALE TOOL & MANUFACTURING CO.



                                              /s/ Tom B. Scherpenberg
                                              Tom B. Scherpenberg
                                              Treasurer



DATE   January 16, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        EPMR CORPORATION



                                                        /s/ Tom B. Scherpenberg
                                                        Tom B. Scherpenberg
                                                        Treasurer



DATE   January 16, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
    1             Press release by Eagle-Picher Holdings, Inc. dated January 16,
                  2003



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